NAREIT REITWeek Investor Presentation June 2016 EXHIBIT 99.1

1 Forward-Looking Statements in this presentation, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, representation, plans or predictions of the future and are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, our ability to execute on our strategy (including the closing of the student housing transaction), our ability to return value to our stockholders, the availability of cash flow from operating activities to fund distributions and our ability to manage our debt. For further discussion of factors that could materially affect the outcome of our forward-looking statements and our future results and financial condition, see the Risk Factors included in InvenTrust’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements. Forward Looking Statements

2 Company Snapshot Non-traded public REIT founded in 2005. Independent & fully internalized/self-managed as of January 1, 2015 95 open-air shopping centers / 14.7 million sq. ft. with a Sunbelt concentration(1) 52% of gross leasable area (“GLA”) consists of grocery anchored centers(1)(2) 67% of GLA consists of power centers / 33% strip centers(1) Occupancy – 93% / Average Base Rent (“ABR”) - $15.55(1)(3) Flexible capital structure with well-staggered maturities (1) The analysis includes retail properties owned as of 5/1/2016.  The metrics reflected are 3/31/2016 for all but the three recent acquisitions that were acquired subsequent to quarter  end; ground / specialty leases are excluded.  (2) % Grocery Anchored displays % of portfolio that includes grocer on a lease and any shadow anchors with a grocery component. (3) ABR is cash ABR per SF and excludes ground / specialty leases.

3 Achieving Our Pure-Play Retail Focus 2 0 1 3  $460 million apartment portfolio sale to  Completed $1.8 billion sale of net lease (non-core) assets to 2 0 1 4  $395 million modified “Dutch Auction” tender offer(Repurchased shares at high-end of the range and all shares properly tendered were repurchased)  $1.1 billion sale of select service lodging portfolio to joint venture between  Internalized management and began implementing best-in-class systems 2 0 1 5  Implemented independent brands and business plans for multi-tenant retail and student housing platforms  Total portfolio repositioning (acq. & sales) since 2012 = approx. $4.6B(Not including Xenia) On 12/31/2012, our $12.7 billion diversified portfolio of assets consisted of 794 retail, office, industrial, prisons & charter schools, 5,311 apartment units, 5,212 student housing beds, 16,345 hotel rooms, JVs and marketable securities.

4 Continued Evolution to a Pure-Play Retail REIT Spin-off of “non-core” assets into Highlands REIT, Inc. Highlands is a stand-alone, independent, non-traded REIT.  April 2016 Pending sale of student housing platform for $1.4 billion  Expected Completion end of June 2016 Spin-off & listing of Xenia on the NYSE  February 2015

5 Implementing Best Practices Internal Operations - Intense focus on mark-to-market opportunities - Implementing direct leasing - Implementing systems and processes to ensure operational excellence - Expanding regional offices to drive cost efficiencies & enhance market knowledge Portfolio Strategy - Streamlining retail portfolio to improve ABR and increase cash flow growth - Hub & Spoke investment model in Sunbelt markets Capitalization - Low leverage philosophy - Striving to establish highly flexible capital structure ~30% of the leases are set to expire over the next 24 months Total Acquisitions & Dispositions from January ‘15 to April ‘16 = $965M 2012 LTV = 54.6% / 1Q16 LTV = 38.2%

6 Focus on Transformation of Portfolio Continues Total(1) Strategic Retail Portfolio(1) Non-Strategic Retail Portfolio(1) Properties 95 61 34 Gross GLA 14.7M 9.9M 4.8M % Economic Occupancy 93% 95% 88% % Grocery Anchored(2) 52% 60% 35% ABR per SF(3) $15.55 $16.03 $14.49 3-Mile Population ~77K ~80K ~73K 3-Mile Median HHI ~$83K ~88K ~74K (1) The analysis includes retail properties owned as of 5/1/2016.  The metrics reflected are 3/31/2016 for all but the three recent acquisitions that were acquired subsequent to  quarter end; ground / specialty leases are excluded.  (2) % Grocery Anchored displays % of portfolio that includes grocer on a lease and any shadow anchors with a grocery component. (3) ABR is cash ABR per SF and excludes ground / specialty leases.

7 Market Presence – Concentration on Demographics 95 14.7 # of Properties Million Retail Sq. Ft. As of 03/31/16, includes IAGM JV

8 Focused on Growth Sunbelt Markets Top Markets by Gross Leasable Area (GLA)(1) (1) Excludes ground / specialty leases and includes PGGM JV at 100% (2) Source: Green Street Advisors, as of 12/31/15 (3) Chicago is not considered a strategic market 12.8% 10.5% 7.8% 6.3% 5.4% 5.0% 5.0% 5.0% 3.3% 3.3% 0.0% 4.0% 8.0% 12.0% 16.0% Houston Dallas Atlanta Raleigh San Antonio Oklahoma City/Tulsa Tampa Austin Chicago(3) Charlotte Job Growth (‘16 – ’20E)2 8.6% 9.9% 7.5% 9.3% 8.0% 4.7% 7.0% 9.9% 5.0% 6.9% Pop. Growth (‘16 – ’20E)2 8.0% 8.3% 10.1% 13.7% 7.0% 3.8% 7.5% 12.1% 4.2% 10.6% Demographics for Top 30 Strip Center Markets in the U.S. (‘16 – ’20E) (2) Job Growth - 6.8% / Population Growth – 5.7%

9 Staggered Lease Renewals & High Quality Tenants 15.4% 14.2% 15.4% 14.7% 9.9% 2017 2018 2019 2020 2021 0.0% 5.0% 10.0% 15.0% 20.0% Lease Expiration by % of Total Annualized Rent As of 03/31/16, includes IAGM JV (1) Properties acquired post 03/31/16 are not included in percentages Diversified and Balanced Tenant Concentration (by GLA)(1) 6.4% 4.4% 3.3% 2.1% 3.1% 2.9% 2.2% 1.8%

10 Driving Future Growth Through Selective Investment Strategy Simple, Focused & Disciplined Exit Markets with Insufficient Asset Concentration Sell Non-Strategic Assets with Low Growth Potential Invest In Open- Air Centers • Grocery- anchored • Power centers Markets w/ Strong Demographics • Job & wage growth • Population growth Source Off- Market Transactions Through our Local Market Presence Acquire Properties that Drive NAV & Enhance NOI Growth Invest in Redevelopment Opportunities

11 Investment Strategy Execution Date Range: 1/1/15 to 5/1/2016 Acquisitions (1) Dispositions (2) Number of Properties 9 25 GLA 1.8M Average (~200K) 2.4M Average (~96K) Occupancy 96% 94% ABR per SF(3) $17.24 $12.08 (1) The analysis includes retail properties owned as of 5/1/2016.  The metrics reflected are 3/31/2016 for all but the three recent acquisitions that were acquired subsequent to quarter  end; ground / specialty leases are excluded.  (2) Disposition metrics are as of the end of the quarter prior to the disposition of each asset (3) ABR is cash ABR per SF and excludes ground / specialty leases.

12 Recent Acquisitions – Upgrading the Portfolio Stevenson Ranch Plaza • Los Angeles • Acquired April 2016 • Ralph’s anchored • 97% occupied • 187K sq. ft. • 3-mile Avg. Income - $87,000 • 3-mile Population – 68,000 Shops at the Galleria • Austin, TX MSA • Acquired April 2016 • Power Center • 99% occupied • 538K sq. ft. • 3-mile Avg. Income - $134,00 • 10-mile Population – 230,000 Renaissance Center • Durham, NC • Acquired April 2016 • Power Center • 96% occupied • 363K sq. ft. • 3-mile Avg. Income - $92,000 • 3-mile Population – 48,000

13 Long-Term Balance Sheet Management Structure liabilities to reduce cyclical pressures Lower cost of capital & increase term Well-staggered debt maturities Increase unencumbered asset base Maintain flexibility and access to a variety of capital Use dispositions and student housing sale as a source of capital Shape capital structure to facilitate investment grade rating

14 Debt Profile $- $250 $500 $750 $1,000 Manageable Mortgage Debt Maturities as of 3/31/16 Fixed Variable 88% 12% Debt Composition As of 3/31/16 Fixed Rate Debt Floating Rate Debt 4Q2015 Secured a $300 Million Unsecured Term Loan This borrowing capacity significantly increased InvenTrust’s financial resources for both working capital and our future debt maturities.

Strategy Moving Forward as a Pure-Play Retail REIT Focus and drive value as a pure-play retail platform Concentrate investment capital in high job & population growth markets - Sunbelt focused Opportunistically sell non-strategic retail properties Continue to strengthen our balance sheet and capital structure Remain committed to creating stockholder value 15

Appendix

InvenTrust Executive Team



Tom McGuinness

President & CEO

35 years in commercial real estate industry including several leadership positions with notable industry associations. McGuinness was appointed as a director of InvenTrust in Feb. 2015, Chief Executive Officer in Nov. 2014 and has served as President since the Company initiated its self-management transactions in March 2014. He is a licensed Real Estate Broker in the State of Illinois and holds CLS and CSM accreditations from the International Council of Shopping Centers.



Michael Podboy

EVP, CFO & CIO

Podboy's real estate and retail experience is evidenced by his many industry leadership roles. He is Executive Vice President – Chief Financial Officer, Chief Investment Officer and Treasurer for InvenTrust, a role he assumed in Nov. 2015. Prior to that, he was Executive Vice President – Chief Investment Officer since Nov. 2014 and EVP – Investments from March 2014 to Nov. 2014. Before coming to InvenTrust Podboy was a senior manager in the real estate division for KPMG.



Dave Collins

EVP, Portfolio Management

Collins has an extensive background in real estate and financial management. He is EVP, Portfolio management. He is EVP, Portfolio Management for InvenTrust, a position he has held since Jan. 2015. Collins joined the Company in Oct. 2014 as SVP of Asset Management and Leasing. Prior to that he held roles as SVP of asset and property management for American Realty Capital Properties and SVP of development/asset management for the Carlyle Development Group.

InvenTrust Properties
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